UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 13, 2006 (June 7, 2006)
AMERICAN HOMEPATIENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-19532	62-1474680
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
5200 Maryland Way, Suite 400, Brentwood, Tennessee 37027-5018
(Address of principal executive offices)
(615) 221-8884
(Registrant’s telephone number, including area code)
Not Applicable
(Former name, former address and former fiscal year,
if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On June 7, 2006, Joseph F. Furlong, III, the Chief Executive Officer of American HomePatient, Inc. (the “Company”) issued certain remarks at the Company’s annual meeting of shareholders. Mr. Furlong’s remarks are attached hereto as Exhibit 99.1 and are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Number	Exhibit
99.1	Remarks of Mr. Furlong on June 7, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN HOMEPATIENT, INC.
By:	/s/ Stephen L. Clanton
	Name:	Stephen L. Clanton
	Title:	Executive Vice President and Chief Financial Officer

Date: June 13, 2006

EXHIBIT INDEX

Number	Exhibit
99.1	Remarks of Mr. Furlong on June 7, 2006.

4